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                           COMMERCIAL BANCSHARES, INC.

EXHIBIT 32.1

                          SABANES-OXLEY ACT SECTION 906
                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

I, Philip W. Kinley, the Chief Executive Officer (Principal Executive Officer) of Commercial Bancshares, Inc. (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended June 30, 2005 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



             /s/ Philip W. Kinley
             -----------------------------------------
             Chief Executive Officer
             Dated: August 15, 2005


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